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                                                                 Exhibit 10.38.2

                               ITC/\DELTACOM, INC.
                           DIRECTOR STOCK OPTION PLAN


                  FORM OF NONQUALIFIED STOCK OPTION AGREEMENT
                           FOR NONEMPLOYEE DIRECTORS


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                               TABLE OF CONTENTS

1.  GRANT OF OPTION..............................................       1
2.  TERMS OF PLAN................................................       1
3.  PRICE........................................................       1
4.  EXERCISE OF OPTION...........................................       2
      4.1. Time of Exercise of Option............................       2
      4.2. Termination of Option.................................       2
      4.3. Termination of Service - Death or Disability..........       2
      4.4. Limitations on Exercise of Option.....................       3
      4.5. Method of Exercise of Option..........................       3
      4.6. Parachute Limitations.................................       4
5.  TRANSFERABILITY OF OPTIONS...................................       4
6.  RIGHTS AS STOCKHOLDER........................................       4
7.  WITHHOLDING OF TAXES.........................................       5
8.  EFFECT OF CHANGES IN CAPITALIZATION..........................       5
      8.1. Changes in Stock......................................       5
      8.2. Reorganization in Which the Corporation Is the
             Surviving Entity....................................       5
      8.3. Reorganization in Which the Corporation
             Is Not the Surviving Entity or Sale
             of Assets or Shares.................................       6
      8.4. Adjustments...........................................       6
      8.5. No Limitations on Corporation.........................       7
9.  DISCLAIMER OF RIGHTS.........................................       7
10. INTERPRETATION OF THIS OPTION AGREEMENT......................       7
11. GOVERNING LAW................................................       7
12. BINDING EFFECT...............................................       7
13. NOTICE.......................................................       7
14. ENTIRE AGREEMENT.............................................       8
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                              ITC/\DELTACOM, INC.
                           DIRECTOR STOCK OPTION PLAN
                      NONQUALIFIED STOCK OPTION AGREEMENT


          This Stock Option Agreement (the "Option Agreement") is made as of _____________, 200 , by and between ITC/\DELTACOM, Inc., a Delaware corporation (the "Corporation"), and ________________________, a non-employee director of the Corporation (the "Optionee").

          WHEREAS, the Board of Directors of the Corporation has duly adopted and approved the ITC/\DELTACOM Director stock option Plan (the "Plan"), which Plan provides for "formula" grants of options to non-employee directors of the Corporation for the purchase of shares of the Corporation's Class A Common Stock (the "Stock");

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

1.        GRANT OF OPTION

          The Corporation hereby grants to the Optionee the right and option (the "Option") to purchase from the Corporation, on the terms and subject to the conditions set forth in the Plan and in this Agreement 32,100 shares of Stock. The date of grant of this Option is ___________________, the date on which the grant of the Option was approved by the Board of Directors of the Corporation (the "Board"). The Option shall not constitute an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.        TERMS OF PLAN

          The Option granted pursuant to this Option Agreement is granted subject to the terms and conditions set forth in the Plan (a copy of which is available from the Corporation upon request and has previously been provided to the Optionee or is attached hereto). All terms and conditions of the Plan, as may be amended from time to time, are hereby incorporated into this Option Agreement by reference and shall be deemed to be part of this Option Agreement, without regard to whether such terms and conditions are not otherwise set forth in this Option Agreement. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

3.        PRICE

          The purchase price (the "Option Price") for the shares of Stock subject to the Option granted by this Option Agreement is $____________ per share.
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4.        EXERCISE OF OPTION

          Except as otherwise provided herein, and subject to the provisions of the Plan, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

     4.1. Time of Exercise of Option.

          The Optionee may exercise the Option (subject to the limitations on exercise set forth in the Plan and in this Agreement), in installments as follows: on the second anniversary of the date of grant of the Option, as set forth in Section 1. above, the Option shall be exercisable in respect of 50 percent of the number of shares specified in Section 1. above, and the Option shall be exercisable in respect of an additional 25 percent of the number of shares specified in Section above on each of the third and fourth anniversaries of the date of grant, as set forth in Section 1. above. The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single
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exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

     4.2. Termination of Option.

          The Option shall terminate upon the earlier of (i) the expiration of a period of ten years and thirty days from the date of grant of the Option, as set forth in Section 1. above, or (ii) the termination of service (a "Service Termination") of the Optionee in all capacities as an employee and/or director of the Corporation and all of its affiliated companies other than by reason of the death or permanent and total disability of such Optionee; provided, however,
                                                              -----------------
that if such termination of service falls within the scope of Subsection 4.3. providing for an extended exercise period, the Option shall terminate upon the expiration of the period after the Optionee's termination of service with the Corporation within which the Option is exercisable as specified in such provision.

     4.3. Termination of Service - Death or Disability.

          If the Optionee dies while serving as a director of the Corporation the executors or administrators or legatees or distributees of the Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section 4.1 above), at any time within one year after the date of the Optionee's death and prior to termination of the Option pursuant to Section 4.2. above, to exercise the Option held by the Optionee at the date of the Optionee's death, whether or not the Option was exercisable immediately prior to such Optionee's death.

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          If there is a Service Termination by reason of the permanent and total disability of the Optionee, then the Optionee shall have the right (subject to the general limitations on exercise set forth in Section 4.1 above), at any time within one year after such Service Termination and prior to termination of the Option pursuant to Section 4.2. above, to exercise, in whole or in part, the Option held by the Optionee at the date of such Service Termination, whether or not the Option was exercisable immediately prior to such Service Termination. Whether a Service Termination is to be considered by reason of permanent and total disability for purposes of this Agreement shall be determined by the Board, which determination shall be final and conclusive.

     4.4. Limitations on Exercise of Option.

          Notwithstanding the foregoing Subsections, in no event may the Option be exercised, in whole or in part, after ten years and thirty days following the date upon which the Option is granted, as set forth in Section 1. above, or after the occurrence of an event which results in termination of the Option hereunder or under the Plan. In no event may the Option be exercised for a fractional share.

     4.5. Method of Exercise of Option.

          Subject to the terms and conditions of this Option Agreement, the Option may be exercised by delivering written notice of exercise to the Corporation, at its principal office, addressed to the attention of the President, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of the Option shall be made either (i) in cash or by certified check payable to the order of the Corporation; (ii) through the tender to the Corporation of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined by the Board in good faith in the manner specified in the Plan) on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. An attempt to exercise the Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after exercise of the Option as provided for above, the Corporation shall deliver to the person exercising the Option a certificate or certificates for the shares of Stock being purchased.

     4.6. Parachute Limitations.

          Notwithstanding any other provision of this Option Agreement or of any other agreement, contract, or understanding heretofore or hereafter

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entered into by the Optionee with the Corporation (or any subsidiary or affiliate thereof), except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Subsection (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Corporation (or any such subsidiary or affiliate) for the direct or indirect compensation of the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (an "Other Benefit Plan"), the Optionee shall not have any right to exercise an Option or to receive any payment or other benefit under this Option Agreement if such right to exercise, payment or benefit, taking into account all other rights, payments or benefits to or for the Optionee under this Option Agreement, all Other Agreements, and all Other Benefit Plans, would cause any right, payment or benefit to the Optionee under this Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code as then in effect (a "Parachute Payment"). In the event that the receipt of any such right to exercise or any other payment or benefit under this Option Agreement, any Other Agreement, or any Other Benefit Plan would cause the Optionee to be considered to have received a Parachute Payment under this Agreement, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments or benefits under this Option Agreement, any Other Agreements, and/or any Other Benefit Plans, which should be reduced or eliminated so as to avoid having the right, payment or benefit to the Optionee under this Option Agreement be deemed to be a Parachute Payment.

5.        TRANSFERABILITY OF OPTIONS

          Except as otherwise stated herein, during the lifetime of the Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise the Option. No Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution. Pursuant to and limited by the terms and conditions of Article 10.2 of the Plan, Optionee may transfer all or part of an Option to a Family Member (as such term is defined in the Plan).

6.        RIGHTS AS STOCKHOLDER

          Neither the Optionee nor any executor, administrator, distributee or legatee of the Optionee's estate shall be, or have any of the rights or privileges of, a stockholder of the Corporation in respect of any shares of Stock issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator,

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distributee or legatee of the Optionee's estate) has been entered as the stockholder of record on the books of the Corporation.

7.        WITHHOLDING OF TAXES

          The parties hereto recognize that the Corporation or a subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that the Optionee realizes ordinary income in connection with the exercise of the Option or in connection with a disposition of any shares of Stock acquired by exercise of the Option. The Optionee agrees that the Corporation or a subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to the Optionee, and also agrees that upon demand the Optionee will promptly pay to the Corporation or a subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or by certified check payable to the order of the Corporation or a subsidiary.

8.        EFFECT OF CHANGES IN CAPITALIZATION

     8.1. Changes in Stock.

          If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of Stock or other securities of the Corporation on account of any recapitalization, reclassification, stock split, reverse split, combination of Stock, exchange of Stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in such Stock effected without receipt of consideration by the Corporation occurring after the date the Option is granted, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of Stock subject to the Option, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the aggregate Option Price payable with respect to Stock subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share.

     8.2. Reorganization in Which the Corporation
          Is the Surviving Entity.

          Subject to Section 8.3 hereof, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been

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entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares of Stock remaining subject to the Option immediately prior to such reorganization, merger or consolidation.

     8.3. Reorganization in Which the Corporation Is Not the Surviving Entity or Sale of Assets or Shares.

          Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of the Corporation to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 80 percent or more of the combined voting power of all classes of securities of the Corporation, the Option hereunder shall terminate, except to the extent provision is made in connection with such transaction for the continuation and/or the assumption of the Option, or for the substitution for the Option of new options covering the stock of a successor employer entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Option shall continue in the manner and under the terms so provided. In the event of any such termination of the Option, the Optionee shall have the right (subject to the limitations on exercise set forth in Section 4 above), for 30 days immediately prior to the occurrence of such termination, to exercise the Option in whole or in part, whether or not the Optionee was otherwise entitled to exercise such Option at the time such termination occurs. The Committee shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Corporation gives notice thereof to its stockholders.

     8.4. Adjustments.

          Adjustments specified in this Section 8 relating to Stock or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

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     8.5. No Limitations on Corporation.

          The grant of the Option shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

9.        DISCLAIMER OF RIGHTS

          No provision in this Option Agreement shall be construed to confer upon the Optionee the right to serve on the Board of the Corporation or any subsidiary, or to interfere in any way with the right and authority of the Corporation or any subsidiary either to increase or decrease the compensation of the Optioned at any time, or to terminate any relationship between the Optionee and the Corporation or any subsidiary.

10.       INTERPRETATION OF THIS OPTION AGREEMENT

          All decisions and interpretations made by the Board with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Corporation and the Optionee and any other person entitled to exercise the Option as provided for herein.

11.       GOVERNING LAW

          This Option Agreement shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).

12.       BINDING EFFECT

          Subject to all restrictions provided for in this Option Agreement, in the Plan, and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and assigns.

13.       NOTICE

          Any notice hereunder by the Optionee to the Corporation shall be in writing and shall be deemed duly given if mailed or delivered to the Corporation at its principal office, addressed to the attention of the President, or if so mailed or delivered to such other address as the Corporation may hereafter designate by notice to the Optionee. Any notice hereunder by the Corporation to the Optionee shall be in writing and shall be deemed duly given if mailed or

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delivered to the Optionee at the  address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Corporation.

14.       ENTIRE AGREEMENT

          This Option Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Optionee; provided, however, that the Corporation unilaterally may waive any
          --------  -------
provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

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          IN WITNESS WHEREOF, the parties hereto have duly executed this Option
Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.


                                 ITC/\DELTACOM, INC.

                                 By:
                                    -----------------------------

                                 Title:
                                       --------------------------



                                 OPTIONEE:


                                 --------------------------------



                                 ADDRESS FOR NOTICE TO OPTIONEE:


                                 --------------------------------
                                 Number              Street


                                 --------------------------------
                                 City         State      Zip Code

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